UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

MYLAN II B.V.

(Exact name of registrant as specified in its charter)

Netherlands	333-199861	98-1566842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, England

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0) 1707-853-000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On November 16, 2020, Mylan N.V. (“Mylan”), Viatris Inc., formerly known as Upjohn Inc. (“Viatris”), and Pfizer Inc. (“Pfizer”) announced that they had consummated the previously announced combination of Mylan with Pfizer’s off-patent branded and generic established medicines business (the “Upjohn Business”) through a Reverse Morris Trust transaction. In accordance with the terms and conditions of a Business Combination Agreement, dated as of July 29, 2019, as amended (the “BCA”), among Viatris, Mylan, Pfizer and certain of their affiliates, and a Separation and Distribution Agreement, dated as of July 29, 2019, as amended (the “SDA”) between Viatris and Pfizer, (1) Pfizer contributed the Upjohn Business to Viatris (the “Contribution”), so that the Upjohn Business was separated from the remainder of Pfizer’s businesses (the “Separation”), (2) following the Separation, Pfizer distributed, on a pro rata basis (based on the number of shares of Pfizer common stock held by holders of Pfizer common stock as of the record date of November 13, 2020 (the “Record Date”)), all of the shares of Viatris common stock held by Pfizer to Pfizer stockholders as of the Record Date (the “Distribution” and the time at which the Distribution occurred, the “Distribution Time”), and (3) immediately following the Distribution, Viatris and Mylan engaged in a strategic business combination transaction (the “Combination”). In addition, pursuant to the SDA and immediately prior to the Distribution, Viatris made a cash payment to Pfizer equal to $12 billion as partial consideration for the Contribution. As a result of the Combination, Viatris holds the combined Upjohn Business and Mylan business. Upon completion of the Distribution and the Combination, holders of Pfizer’s common stock as of the Record Date owned approximately 57% of the outstanding shares of Viatris common stock, and former Mylan shareholders owned approximately 43% of the outstanding shares of Viatris common stock, in each case on a fully diluted, as-converted and as-exercised basis. In connection with the Combination, on November 16, 2020, Mylan merged with and into Mylan II B.V., a company incorporated under the laws of the Netherlands and an indirect wholly owned subsidiary of Viatris (“Mylan II”), pursuant to and in accordance with the BCA. As a result of such merger, Mylan ceased to exist as a separate legal entity. Mylan II is filing this Current Report on Form 8-K as the legal successor of Mylan.

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. The BCA and the SDA were filed as Annexes A and B, respectively, to Mylan’s definitive proxy statement (File No. 333-199861) filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2020 (the “Mylan Proxy Statement”) and are incorporated herein by reference. Amendment No. 1 to the SDA was filed as Exhibit 2.1 to Mylan’s Form 10-Q (File No. 333-199861) filed with the SEC on May 11, 2020 (the “Mylan Q1 10-Q”) and is incorporated herein by reference. Amendment No. 1 to the BCA and Amendment No. 2 to the SDA were filed as Exhibits 2.1 and 2.2, respectively, to Mylan’s Form 8-K (File No. 333-199861) filed with the SEC on June 1, 2020 (the “Mylan June 8-K”) and are incorporated herein by reference. Amendment No. 3 to the SDA, dated as of September 18, 2020, was filed as Exhibit 2.1 to Mylan’s Form 10-Q (File No. 333-199861) filed with the SEC on November 6, 2020 (the “Mylan Q3 10-Q”) and is incorporated herein by reference. Amendment No. 4 to the SDA, dated as of November 15, 2020, is filed as Exhibit 2.7 hereto and incorporated herein by reference.

Assumptions and Guarantees of Senior Unsecured Notes

Supplemental Indentures Relating to Mylan Notes

In connection with the transactions, on November 16, 2020, Viatris, Utah Acquisition Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Viatris (“Utah Acquisition Sub”), Mylan II B.V., a company incorporated under the laws of the Netherlands and an indirect wholly owned subsidiary of Viatris (“Mylan II”), and Mylan Inc., a Pennsylvania corporation and an indirect wholly owned subsidiary of Viatris (“Mylan Inc.”), entered into the following supplemental indentures (collectively, the “Mylan Supplemental Indentures”) relating to senior unsecured notes previously issued by Mylan and guaranteed by Mylan Inc. (the “Mylan N.V. Notes”) and senior unsecured notes previously issued by Mylan Inc. and guaranteed by Mylan (the “Mylan Inc. Notes” and, together with the Mylan N.V. Notes, the “Mylan Notes”):

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the Bank of New York Mellon, as trustee (the “U.S. Dollar Trustee”), to the Indenture dated December 9, 2015, by and among Mylan, Mylan Inc. and the U.S. Dollar Trustee, relating to the 3.750% senior notes due 2020 originally issued by Mylan and guaranteed by Mylan Inc.;

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the U.S. Dollar Trustee, to the Indenture dated June 9, 2016, by and among Mylan, Mylan Inc. and the U.S. Dollar Trustee, relating to the 3.150% senior notes due 2021, 3.950% senior notes due 2026 and 5.250% senior notes due 2046 originally issued by Mylan and guaranteed by Mylan Inc.;

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar (the “Euro Trustee”), to the Indenture dated November 22, 2016, by and among Mylan, Mylan Inc. and the Euro Trustee, relating to the 1.250% senior notes due 2020, 2.250% senior notes due 2024 and 3.125% senior notes due 2028 originally issued by Mylan and guaranteed by Mylan Inc.;

•

Third Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the U.S. Dollar Trustee, to the Indenture dated December 21, 2012, by and between Mylan Inc. and the U.S. Dollar Trustee, relating to the 3.125% senior notes due 2023 originally issued by Mylan Inc. and guaranteed by Mylan;

•

Fourth Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the U.S. Dollar Trustee, to the Indenture dated November 29, 2013, by and between Mylan Inc. and the U.S. Dollar Trustee, relating to the 4.200% senior notes due 2023 and 5.400% senior notes due 2043 originally issued by Mylan Inc. and guaranteed by Mylan;

•

First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the U.S. Dollar Trustee, to the Indenture dated April 9, 2018, by and among Mylan Inc., Mylan and the U.S. Dollar Trustee, relating to the 4.550% senior notes due 2028 and 5.200% senior notes due 2048 originally issued by Mylan Inc. and guaranteed by Mylan; and

•

First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the Euro Trustee, to the Indenture dated May 23, 2018, by and among Mylan Inc., Mylan and the Euro Trustee, relating to the 2.125% senior notes due 2025 originally issued by Mylan Inc. and guaranteed by Mylan.

The Mylan Supplemental Indentures provide for (i) the assumption of Mylan’s obligations as issuer under the Mylan N.V. Notes and the indentures governing the Mylan N.V. Notes by Utah Acquisition Sub, (ii) full and unconditional guarantees of the Mylan N.V. Notes by Viatris and Mylan II, (iii) the assumption of Mylan’s obligations as guarantor under the Mylan Inc. Notes and the indentures governing the Mylan Inc. Notes by either Mylan II or Utah Acquisition Sub, as applicable, and (iv) full and unconditional guarantees of the Mylan Inc. Notes by Viatris and either Mylan II or Utah Acquisition Sub, as applicable.

The Mylan Supplemental Indentures are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 hereto and incorporated herein by reference.

Supplemental Indentures Relating to Viatris Notes

In connection with the transactions, on November 16, 2020, Viatris, Upjohn Finance B.V., a company incorporated under the laws of the Netherlands and a direct wholly owned subsidiary of Viatris (“Upjohn Finance”), Utah Acquisition Sub, Mylan II and Mylan Inc. entered into the following supplemental indentures (collectively, the “Viatris Supplemental Indentures”) relating to senior unsecured notes previously issued by Viatris or Upjohn Finance, as applicable (collectively, the “Viatris Notes”):

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the U.S. Dollar Trustee, to the Indenture dated June 22, 2020, by and among Viatris and the U.S. Dollar Trustee, relating to the 1.125% senior notes due 2022, 1.650% senior notes due 2025, 2.300% senior notes due 2027, 2.700% senior notes due 2030, 3.850% senior notes due 2040 and 4.000% senior notes due 2050 originally issued by Viatris and temporarily guaranteed by Pfizer (which Pfizer guarantee has been automatically and unconditionally released as discussed below); and

•

First Supplemental Indenture dated November 16, 2020, by and among Upjohn Finance, Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the Euro Trustee, to the Indenture dated June 23, 2020, by and among Upjohn Finance, Viatris and the Euro Trustee, relating to the 0.816% senior notes due 2022, 1.023% senior notes due 2024, 1.362% senior notes due 2027 and 1.908% senior notes due 2032 originally issued by Upjohn Finance, guaranteed by Viatris and temporarily guaranteed by Pfizer (which Pfizer guarantee has been automatically and unconditionally released as discussed below).

The Viatris Supplemental Indentures provide for full and unconditional guarantees of the Viatris Notes by Utah Acquisition Sub, Mylan II and Mylan Inc.

Following the execution of the Mylan Supplemental Indentures and the Viatris Supplemental Indentures, the Mylan Notes and the Viatris Notes are senior unsecured obligations of the applicable issuer and guarantor and rank pari passu in right of payment with each other and with all of the applicable issuer’s and guarantor’s existing and future senior unsecured obligations that are not expressly subordinated to such issuer’s or guarantor’s obligations under the Mylan Notes or the Viatris Notes.

Upon the consummation of the Distribution, the guarantees previously issued by Pfizer of the Viatris Notes were automatically and unconditionally terminated and released.

The Viatris Supplemental Indentures are filed as Exhibits 4.8 and 4.9 hereto and incorporated herein by reference.

Commercial Paper Program

In connection with the transactions, on November 16, 2020, Viatris entered into definitive documentation to establish an unsecured commercial paper program (the “CP Program”) pursuant to which Viatris may issue short-term, unsecured commercial paper notes (the “CP Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Mylan Inc., Utah Acquisition Sub and Mylan II (collectively, the “Guarantors”) have agreed to guarantee payment in full of the principal of and interest (if any) on the CP Notes, pursuant to a guarantee. Amounts available under the CP Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate principal amount of CP Notes outstanding under the CP Program at any time not to exceed $1.65 billion.

The net proceeds of issuances of the CP Notes are expected to be used for general corporate purposes. The revolving credit agreement, dated as of June 16, 2020, by and among Viatris, certain lenders and issuing banks from time to time party thereto and Bank of America, N.A., as administrative agent (the “Revolving Credit Agreement”), will be available to repay the CP Notes, if necessary. The effectiveness of the CP Program was concurrent with the termination of the commercial paper program, entered into on July 27, 2018, pursuant to which Mylan Inc. issued and Mylan guaranteed short-term, unsecured commercial paper notes pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act (the “Existing CP Program”).

The maturities of the CP Notes will vary but will not exceed 364 days from the date of issue. The CP Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par, or, alternatively, will be issued at par and bear varying interest rates on a fixed or floating basis.

Initially, three commercial paper dealers will each act as a dealer under the CP Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into among Viatris, the Guarantors and each Dealer (each, a “Dealer Agreement”). A national bank will act as issuing and paying agent under the CP Program.

Each Dealer Agreement provides the terms under which the applicable Dealer will either purchase the CP Notes from Viatris or arrange for the sale of the CP Notes by Viatris to one or more purchasers, in each case pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The Dealer Agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions. A form of the Dealer Agreements is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to Viatris and its affiliates for which they have received or will receive customary fees and expenses. In addition, certain of the Dealers or their affiliates are lenders under the Revolving Credit Agreement and the delayed draw term loan credit agreement, dated as of June 16, 2020, by and among Viatris, Mizuho Bank, Ltd. and MUFG Bank, Ltd., as administrative agent.

The CP Notes have not been and will not be registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the transactions, on November 16, 2020, Mylan Inc. terminated (i) the $2.0 billion revolving credit agreement, by and among Mylan Inc., Mylan, certain lenders and issuing banks from time to time party thereto and Bank of America, N.A., as administrative agent (the “Existing Revolving Credit Agreement”), and (ii) the commercial paper program, entered into on June 27, 2018, pursuant to which Mylan Inc. issued and Mylan guaranteed short-term, unsecured commercial paper notes pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act (the “Existing CP Program”). There were no material early termination penalties incurred as a result of the termination of the Existing Revolving Credit Agreement and the Existing CP Program.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K with respect to the Mylan Supplemental Indentures and the Viatris Supplemental Indentures is incorporated by reference into this item.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the transactions on November 16, 2020, Mylan notified The Nasdaq Stock Market LLC (“Nasdaq”) of the closing of the transactions and requested that trading of ordinary shares, nominal value €0.01 per share, of Mylan (the “Mylan Shares”) should be suspended and listing of the Mylan Shares on Nasdaq should be removed. On November 16, 2020, Nasdaq filed with the SEC a Form 25 to report that the Mylan Shares are no longer listed on Nasdaq and deregister the Mylan Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mylan II intends to file with the SEC a Certification and Notification of Termination on Form 15 in connection with the deregistration of the Mylan Shares under Section 12(g) of the Exchange Act and the suspension of Mylan’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon the consummation of the Combination, each Mylan Share issued and outstanding immediately prior to the consummation of the Combination was exchanged for one share of Viatris common stock (subject to any withholding taxes).

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Combination, effective as of November 16, 2020, (a) Heather Bresch retired as Chief Executive Officer of Mylan, (b) Rajiv Malik (President), Paul Campbell (Chief Accounting Officer) and Anthony Mauro (Chief Commercial Officer) ceased to be officers of Mylan and (c) Heather Bresch, Robert J. Cindrich, Robert J. Coury, JoEllen Lyons Dillon, Neil Dimick, Melina Higgins, Harry A. Korman, Rajiv Malik, Richard A. Mark, Mark W. Parrish, Pauline van der Meer Mohr, Randall L. (Pete) Vanderveen and Sjoerd S. Vollebregt ceased to be directors of Mylan.

In consideration of the fact that the Compensation Committee did not grant Ms. Bresch a long-term incentive award in fiscal 2020 (which would have represented a grant date value of approximately $10.5 million and would have vested in full upon her qualifying departure per past practice) based on the initial expectations that the Combination would close in the first half of 2020, Ms. Bresch was granted an award of $1.5 million to recognize her continued leadership of Mylan and her willingness to take on unanticipated significant leadership responsibilities in integration planning matters relating to the Combination over the extended period to closing. Further information regarding the terms of Ms. Bresch’s departure was previously disclosed in the Mylan Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed herewith unless otherwise indicated.

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of July 29, 2019, by and among Pfizer Inc., Upjohn Inc., Utah Acquisition Sub Inc., Mylan N.V., Mylan I B.V. and Mylan II B.V. (included as Annex A to the Mylan Proxy Statement and incorporated herein by reference).*

2.2	Amendment No. 1 to the Business Combination Agreement, dated as of May 29, 2020, by and among Pfizer Inc., Upjohn Inc., Utah Acquisition Sub Inc., Mylan N.V., Mylan I B.V. and Mylan II B.V. (included as Exhibit 2.1 to the Mylan June 8-K and incorporated herein by reference).*

2.3	Separation and Distribution Agreement, dated as of July 29, 2019, by and between Pfizer Inc. and Upjohn Inc. (included as Annex B to the Mylan Proxy Statement and incorporated herein by reference).*

2.4	Amendment No. 1 to the Separation and Distribution Agreement, dated as of February 18, 2020, by and between Pfizer Inc. and Upjohn Inc. (included as Exhibit 2.1 to the Mylan Q1 10-Q and incorporated herein by reference).*

2.5	Amendment No. 2 to the Separation and Distribution Agreement, dated as of May 29, 2020, by and between Pfizer Inc. and Upjohn Inc. (included as Exhibit 2.2 to the Mylan June 8-K and incorporated herein by reference).*

2.6	Amendment No. 3 to the Separation and Distribution Agreement, dated as of September 18, 2020, by and between Pfizer Inc. and Upjohn Inc. (included as Exhibit 2.1 to the Mylan Q3 10-Q and incorporated herein by reference).*

2.7	Amendment No. 4 to the Separation and Distribution Agreement, dated as of November 15, 2020, by and between Pfizer Inc. and Upjohn Inc.*

4.1	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the Bank of New York Mellon, as trustee, to the Indenture dated December 9, 2015, by and among Mylan N.V., Mylan Inc. and the Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the Bank of New York Mellon, as trustee, to the Indenture dated June 9, 2016, by and among Mylan N.V., Mylan Inc. and the Bank of New York Mellon, as trustee.

4.3	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar, to the Indenture dated November 22, 2016, by and among Mylan N.V., Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar.

4.4	Third Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and the Bank of New York Mellon, as trustee, to the Indenture dated December 21, 2012, by and between Mylan Inc. and the Bank of New York Mellon, as trustee.

4.5	Fourth Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and the Bank of New York Mellon, as trustee, to the Indenture dated November 29, 2013, by and between Mylan Inc. and the Bank of New York Mellon, as trustee.

4.6	First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and the Bank of New York Mellon, as trustee, to the Indenture dated April 9, 2018, by and among Mylan Inc., Mylan N.V. and the Bank of New York Mellon, as trustee.

4.7	First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar, to the Indenture dated May 23, 2018, by and among Mylan Inc., Mylan N.V. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar.

4.8	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the Bank of New York Mellon, as trustee, to the Indenture dated June 22, 2020, by and among Viatris Inc. and the Bank of New York Mellon, as trustee.

4.9	First Supplemental Indenture dated November 16, 2020, by and among Upjohn Finance B.V., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar, to the Indenture dated June 23, 2020, by and among Upjohn Finance B.V., Viatris Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar.

10.1	Form of Dealer Agreement among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the dealer thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Mylan agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN II B.V.

By:	/s/ John Miraglia
John Miraglia
Director

Date: November 19, 2020